EXHIBIT 99.2

                         COMMON STOCK PURCHASE AGREEMENT

         COMMON STOCK PURCHASE AGREEMENT (this "AGREEMENT"), dated as of April 13, 2004, by and among MOLINA-VECTOR INVESTMENT TRUST, a revocable trust organized under the laws of the State of California (the "STOCKHOLDER"), on the one hand, and WESTERN PACIFIC INVESTMENT CORP., a California corporation ("WPIC"), on the other hand.

         WHEREAS:

         A. The Stockholder is a major stockholder of Penthouse International, Inc. (the "Company"), a corporation organized under the laws of the State of Florida. Shares of the common stock, $0.0025 par value per share, of the Company (the "COMMON STOCK") are quoted on the OTC Bulletin Board under the symbol PHSL.OB.

         B. The Stockholder and WPIC are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Section 4(1) of the Securities Act of 1933, as amended (the "SECURITIES ACT").

         C. The Company andWPIC are concurrently entering into a Subscription Agreement of even date herewith (the "STOCK PURCHASE AGREEMENT") pursuant to which the Company will issue and sell to WPIC or its designees, and WPIC or its designees will purchase from the Company for One Million Two Hundred Thousand and Seven Dollars and 30/100 Dollars ($1,200,007.30), an aggregate of 10,909,158 shares of Common Stock (the "PURCHASED COMPANY STOCK"); which Purchased Common Stock will, upon issuance, represent approximately 3.5% of the issued and outstanding shares of Common Stock of the Company.

         D. The parties hereto agree that concurrently with the closing under the Stock Purchase Agreement, the Stockholder will sell to WPIC or its designees, and WPIC or its designees will purchase from the Stockholder, additional shares of the Common Stock on the terms and conditions set forth below.

         E. Contemporaneous with the execution and delivery of this Agreement and the Stock Purchase Agreement, the Company and WPIC are executing and delivering a Registration Rights Agreement in the form attached to the Stock Purchase Agreement as EXHIBIT C (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company has agreed to provide certain registration rights to WPIC or its designees, with respect to the resale of the Purchased Company Stock and the Trust Common Shares (as defined below) in order to provide for an orderly disposition of the Purchased Company Stock and the

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Trust Common Shares if WPIC or its designees decides to do so under the
Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

         NOW, THEREFORE, the Stockholder and WPIC hereby agree as follows:


1. CERTAIN DEFINITIONS.

         For purposes of this Agreement, the terms AGREEMENT, COMMON STOCK, COMPANY, WPIC, SECURITIES Act, STOCK PURCHASE AGREEMENT, PURCHASED COMPANY STOCK and STOCKHOLDER shall have the meanings set forth above, the term "TRUST COMMON SHARES" shall have the meaning set forth in Section 2(a) below, the terms CLOSING and CLOSING DATE shall have the meanings set forth in Section 2(b)(iii) below, and the terms TRUSTEE and BENEFICIARIES shall have the meanings set forth in Section 4(a) below.

2. PURCHASE AND SALE OF COMMON SHARES.

         (1) GENERALLY. Except as otherwise provided in this Section 2 and subject to the satisfaction (or waiver) of the conditions set forth in Section 6 and Section 7 below, on the "CLOSING DATE" (as hereinafter defined) the designees of WPIC set forth below in this Section 2(a) (the "WPIC DESIGNEES") shall purchase from the Stockholder an aggregate of 2,424,242 shares of the Common Stock of the Company (the "TRUST COMMON SHARES") for cash in the amount of $0.0025 per share, and the Stockholder shall sell the Trust Common Shares to the designees of WPIC in such amounts.

         The WPIC Designees and the number of Trust Common Shares purchased by each such WPIC Designee are as follows: (i) Elliott Bruce Weiner - 1,212,121 Trust Common Shares; (ii) Elana May Essers - 606,060.5 Trust Common Shares, and
(iii) Terrence Samuel Weiner - 606,060.5 Trust Common Shares.

         (2) PURCHASE OF TRUST COMMON SHARES; FORM OF PAYMENT; CLOSING DATE.

               (1) On the Closing Date (as defined below), the Stockholder shall sell 2,424,242 of the Trust Common Shares to the WPIC Designees and the WPIC Designees shall purchase such Trust Common Shares from the Stockholder and pay to the Stockholder an aggregate of $6,060.61 as the purchase price of such Trust Common Shares. The Stockholder shall deliver to the WPIC Designees stock certificates duly endorsed and registered in the name of the WPIC Designees evidencing their record ownership of the Trust Common Shares by a date that shall be not later than five (5) business days following the Closing Date. Notwithstanding the foregoing deliveries or any other provision of this Agreement to the contrary, the WPIC Designees shall, for all purposes, be deemed to be the record and beneficial owner of the aforesaid Trust Common Shares as of the Closing Date described below.

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               (2) The WPIC Designees shall pay the purchase price for the Trust
Common Shares to be purchased by them to the Stockholder against delivery by the Stockholder of certificates representing such shares, and the Stockholder shall deliver such certificates to WPIC Designees against delivery by WPIC Designees of the purchase price.

               (3) Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the sale of the Trust Common Shares pursuant to this Agreement (the "CLOSING") shall be concurrent with the Closing under the Stock Purchase Agreement or such other date or time as WPIC and the Stockholder may mutually agree ("CLOSING DATE"). The Closing shall occur at the Los Angeles offices of WPIC, or at such other place as WPIC and the Stockholder may otherwise mutually agree.

3. WPIC'S REPRESENTATIONS AND WARRANTIES.

         WPIC hereby represents and warrants to the Stockholder on behalf of itself and all WPIC Designees, as follows:

         (1) ORGANIZATION, GOOD STANDING AND QUALIFICATION. WPIC is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all the requisite power and authority to carry on its business as now conducted and as proposed to be conducted.

         (2) PURCHASE FOR OWN ACCOUNT. WPIC is purchasing the Trust Common Shares for WPIC's own account and not with a present view towards the distribution thereof; provided, however, that WPIC may at its option elect to assign all or a portion of the Trust Common Shares to the WPIC Designees; all of which transfers are acceptable to the Stockholder. WPIC understands that it and WPIC Designees must bear the economic risk of this investment indefinitely, unless the Trust Common Shares are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering any of the Trust Common Shares other than as contemplated by the Registration Rights Agreement. Notwithstanding anything in this Section 3(b) to the contrary, by making the foregoing representation, neither WPIC nor any WPIC Designee does not agree to hold the Trust Common Shares for any minimum or other specific term and reserves the right to dispose of the Trust Common Shares at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act and any applicable state securities laws.

         (3) INFORMATION. WPIC has been furnished all materials relating to the business, finances and operations of the Company and its subsidiaries and materials relating to the offer and sale of the Trust Common Shares, which have been requested by WPIC. WPIC has been afforded the opportunity to ask questions of the Company and has received what WPIC believes to be satisfactory answers to any such inquiries. WPIC understands that

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its investment in the Trust Common Shares involves a high degree of risk.
Neither such inquiries nor any other due diligence investigation conducted by WPIC or its counsel or any of its representatives shall modify, amend or affect WPIC's right to rely on the Stockholder's representations and warranties contained in Section 4 below.

         (4) GOVERNMENTAL REVIEW. WPIC understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Trust Common Shares.

         (5) ACCREDITED INVESTOR STATUS. WPIC is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D.

         (6) AUTHORIZATION; ENFORCEMENT. WPIC has the requisite power and authority to enter into and perform its obligations under this Agreement and to purchase the Trust Common Shares in accordance with the terms hereof. This Agreement has been duly and validly authorized, executed and delivered on behalf of WPIC and is a valid and binding agreement of WPIC enforceable against WPIC in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

         (7) RESTRICTIONS ON TRANSFER. WPIC understands and acknowledges that the Trust Common Shares have not been registered under the Securities Act. Unless and until otherwise permitted, the Trust Common Shares and each certificate and other document evidencing any of the Trust Common Shares shall be endorsed with the legend substantially in the following form:

         "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, (B) IN COMPLIANCE WITH RULE 144 UNDER SUCH ACT, OR (C) THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT NO REGISTRATION IS REQUIRED FOR SUCH TRANSFER."

4. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER.

         The Stockholder hereby represents and warrants to WPIC as follows:

         (1) ORGANIZATION AND POWER. The Stockholder is a trust established by Luis Enrique Molina G. (the "Trustee") for the benefit of members of his family (the "BENEFICIARIES") duly organized and validly existing under the laws of the State of California. The Stockholder has full legal capacity to enter into this Agreement and the

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other documents contemplated hereby to which the Stockholder is a party, and to perform its obligations hereunder and thereunder.

         (2) AUTHORIZATION. The execution, delivery and performance by the Stockholder of this Agreement and the other documents contemplated hereby to which the Stockholder is a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all requisite action, and no other act, consent, approval or order of or proceeding on the part of the Stockholder, the Trustee or the Beneficiaries or notice to or filing with, any tribunal or third party is necessary to authorize the execution, delivery or performance of this Agreement or the other documents contemplated hereby to which the Stockholder is a party and the consummation of the transactions contemplated hereby or thereby. This Agreement has been duly executed and delivered by the Stockholder and this Agreement constitutes, and the other documents contemplated hereby to which the Stockholder is a party upon execution and delivery by WPIC will each constitute, a valid and binding obligation of the Stockholder, enforceable in accordance with its terms.

         (3) ABSENCE OF CONFLICTS. Neither the execution and the delivery of this Agreement and the other documents contemplated hereby to which the Stockholder is a party, nor the consummation of the transactions contemplated hereby and thereby, including without limitations the transfer and sale of the Trust Common Shares will (a) conflict with, result in a breach of any of the provisions of, (b) constitute a default under, (c) result in the violation of,
(d) give any third party the right to terminate or to accelerate any obligation under, (e) result in the creation of any lien upon the Trust Common Shares or upon any assets or properties of Stockholder under, or (f) require any authorization, consent, approval, execution or other action by or notice to any court or other governmental body or any person under, any indenture, mortgage, lease, loan agreement or other agreement or instrument to which the Stockholder is bound or affected, or any statute, regulation, rule, judgment, order, decree or other restriction of any government, governmental agency or court to which the Stockholder is subject.

         (4) Litigation. There are no notices, actions, suits, proceedings, orders, violations of law or investigations pending or any other matters, to the best of the Stockholder's knowledge, threatened against or affecting the Stockholder or the Trust Common Shares, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which would adversely affect the Stockholder's performance under this Agreement, the other documents contemplated hereby to which the Stockholder is a party or the consummation of the transactions contemplated hereby or thereby, which may result in an obligation or liability on WPIC after the closing of this transaction or which have created or might in the future create a lien or adverse claim against the Trust Common Shares, that have not been corrected or disclosed in writing to WPIC, nor are there any threats thereof known to Stockholder.

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

         (5) TRUST COMMON SHARES. Stockholder has sole legal, nominal and beneficial ownership and title to the Trust Common Shares, free and clear of all adverse interests, liens, claims and encumbrances, and has the sole right to vote or direct the voting of the Trust Common Shares. The delivery of the Certificate or certificates representing the Trust Common Shares owned by the Stockholder, duly endorsed or accompanied by duly executed stock powers, will transfer to WPIC good and indefeasible title to such shares, free and clear of all liens, proxies, encumbrances and claims of every kind and Stockholder will forever warrant and defend (with counsel acceptable to WPIC) such title, and indemnify WPIC for all adverse claims, demands, or liability with respect to the validity of such title or transfer thereof, against any claimants thereto. Upon delivery at Closing of certificates representing the Trust Common Shares, good and valid title to the Trust Common Shares will pass to WPIC free and clear of any liens or restrictions of any kind.

         (6) DISCLOSURE. Neither this Article 4 nor any document delivered by such the Stockholder to WPIC on the Closing Date contains or, on the Closing Date, will contain, when taken as a whole, any untrue statement of a material fact or omits a material fact necessary to make the statements contained herein not misleading. Prior to the close of this transaction, Stockholder shall give WPIC immediate notice of the occurrence of any event or the receipt by Stockholder of any notice or knowledge the effect of which would be to make a representation or warranty of Stockholder herein untrue or misleading if made on or immediately following the occurrence of such event or the receipt of such notice or knowledge. Stockholder hereby agrees to protect, indemnify, and defend WPIC, and WPIC's nominee, against and to hold WPIC, and WPIC's nominee, harmless from any and all costs, claims, losses, attorneys' fees, liabilities, and other expenses that WPIC, or WPIC's nominee, may incur or to which WPIC, or WPIC's nominee, may be exposed as a result of Stockholder's breach of or the falsity of any of Stockholder's representations or warranties in this Agreement or as a result of Stockholder's breach of or failure to perform or observe any of Stockholder's covenants in this Agreement.

5. COVENANTS.

         (1) SATISFACTION OF CONDITIONS. The parties shall use their best efforts to satisfy in a timely manner each of the conditions set forth in
Section 6 and Section 7 of this Agreement.

         (2) BLUE SKY LAWS. The Stockholder shall, on or before the Closing Date, take such action as the Stockholder shall reasonably determine is necessary to qualify the Trust Common Shares for sale to WPIC pursuant to this Agreement under applicable securities or "blue sky" laws of the applicable states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to WPIC on or prior to the Closing Date.

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

6. CONDITIONS TO THE STOCKHOLDER'S OBLIGATION TO SELL.

         The obligation of the Stockholder hereunder to issue and sell Trust Common Shares to WPIC at the Closing hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto; PROVIDED, HOWEVER, that these conditions are for the Stockholder's sole benefit and may be waived by the Stockholder at any time in its sole discretion.

         (1) WPIC shall have executed the signature page to this Agreement and the Registration Rights Agreement, and delivered the same to the Stockholder.

         (2) The representations and warranties of WPIC shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and WPIC shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by WPIC at or prior to the Closing Date.

         (3) No statute, rule, regulation, executive order, decree, ruling, injunction; action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization, or the staff of any thereof, having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

         (4) All of the conditions to the obligations of the Company to sell the Purchased Company Stock to WPIC under the Stock Purchase Agreement shall have been satisfied.

7. CONDITIONS TO WPIC'S OBLIGATION TO PURCHASE COMMON SHARES.

         The obligation of WPIC hereunder to purchase common Shares to be purchased by it hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for WPIC's sole benefit and may be waived by WPIC at any time in WPIC's sole discretion:

         (1) The Stockholder shall have executed the signature pages to this Agreement and delivered the same to WPIC.

         (2) The representations and warranties of the Stockholder shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Stockholder shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Stockholder at or prior to the Closing Date.

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

         (3) No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization, or the staff of any thereof, having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

         (4) All of the conditions to the obligations of WPIC to purchase the Purchased Company Stock from the Company under the Stock Purchase Agreement shall have been satisfied.

         (5) The Company shall have executed the Registration Rights Agreement and delivered same to WPIC.

8. MISCELLANEOUS.

         (1) GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed in the State of California. Each of the parties irrevocably agrees that any and all suits or proceedings based on or arising under this Agreement may be brought only, and shall be resolved in the federal or state courts located in the City of Los Angeles, California and consents to the jurisdiction of such courts for such purpose. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in any such court. Each of the parties further agrees that service of process upon such party mailed by first class mail to the address set forth in Section 8(f) shall be deemed in every respect effective service of process upon such party in any such suit or proceeding. Nothing herein shall affect the right of WPIC to serve process in any other manner permitted by law. Each of the parties agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         (2) COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed Execution Page(s) hereof to be physically delivered to the other party within five (5) days of the execution hereof.

         (3) HEADINGS. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

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

         (4) SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

         (5) ENTIRE AGREEMENT; AMENDMENTS; WAIVER. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Stockholder nor WPIC make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Stockholder and by WPIC. Any waiver by WPIC, on the one hand, or the Stockholder, on the other hand, of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision of or any breach of any other provision of this Agreement. The failure of WPIC, on the one hand, or the Stockholder, on the other hand to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

         (6) NOTICES. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

         If to the Stockholder

                 Molina-Vector Investment Trust
                 2224 Main Street
                 Santa Monica, California 90405
                 Telephone No.: (310) 396-4400
                 Facsimile No:  (310) 861-5290
                 Attention:  Luis Enrique Molina G., Trustee

         If to WPIC or any WPIC Designee

                 Western Pacific Investment Corp.
                 5843 Hempstead Drive
                 Agoura Hills, CA 91301-4426
                 Email:  westernpacific@earthlink.net
                 Tel.:  (310) 902-1641
                 Attention:  Stanley Weiner

Each party hereto may from time to time change its address or facsimile number for notices under this Section 8 by giving at least ten (10) days' prior written notice of such changed address or facsimile number, in the case of WPIC to the Stockholder, and in the case of the Stockholder to all of WPIC.

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

         (7) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The Stockholder shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of each of WPIC.

         (8) THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto, the WPIC Designees and their respective permitted successors and assigns, and is not for the benefit of nor may any provision hereof be enforced by any other person.

         (9) SURVIVAL. The representations and warranties of the Stockholder and the agreements, indemnities and covenants of the Stockholder shall survive the Closing notwithstanding any due diligence investigation conducted by or on behalf of WPIC. Moreover, none of the representations and warranties made by the Stockholder herein shall act as a waiver of any rights or remedies WPIC may have under applicable federal or state securities laws. The Stockholder agrees to indemnify and hold harmless WPIC and each of its officers, directors, employees, partners, stockholders, agents and affiliates for loss or damage relating to the Trust Common Shares purchased hereunder arising as a result of or related to any breach by the Stockholder or any of its representations or covenants set forth herein, including advancement of expenses as they are incurred.

         (10) FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         (11) TERMINATION. In the event that the Closing Date shall not have occurred on or before April 15, 2004, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date. Notwithstanding any termination of this Agreement, any party not in breach of this Agreement shall preserve all rights and remedies it may have against another party hereto for a breach of this Agreement prior to or relating to the termination hereof.

         (12) JOINT PARTICIPATION IN DRAFTING. Each party to this Agreement has participated in the negotiation and drafting of this Agreement. As such, the language used herein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

         (13) EQUITABLE RELIEF. Each party acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the other parties by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, each party acknowledges that the remedy at law for a breach of its obligations hereunder will be inadequate and agrees, in the event of a breach or threatened breach by such party of the

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

provisions of this Agreement, that the other parties shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

         (14) DETERMINATIONS. Except as otherwise expressly provided herein, all consents, approvals and other determinations to be made by WPIC pursuant to this Agreement and all waivers and amendments to or of any provisions in this Agreement prior to the Closing Date to be binding upon WPIC shall be made by WPIC and except as otherwise expressly provided herein, all consents, approvals and other determinations (other than amendments to the terms and provisions of this Agreement) to be made by WPIC pursuant to this Agreement and all waivers and amendments to or of any provisions in this Agreement after the Closing Date shall be made by WPIC.

         (15) ATTORNEYS' FEES AND DISBURSEMENTS. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party or parties shall be entitled to receive from the other party or parties reasonable attorneys' fees and disbursements, including all costs and expenses incurred, in addition to any other relief to which the prevailing party or parties may be entitled.

         (16) ASSUMPTION. By entering into this Agreement, WPIC is not assuming or agreeing to assume or discharge any liability or obligation of the Stockholder whatsoever, whether now existing or hereinafter incurred, including without limitation, any liability or obligation relating to the Trust Common Shares or the sale thereof.

         (17) EXPENSES. The Company shall pay the expenses of the Stockholder and WPIC, representing the fees and expenses of their respective legal counsel.

         (18) WAIVERS. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action, or compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach. The waiver by any party hereto at or before the closing of this transaction of any condition to its obligations hereunder which is not fulfilled shall preclude such party from seeking redress from the other party hereto for breach of any representation, warranty, covenant or agreement contained in this Agreement.



                  [THE BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK]


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

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

THE STOCKHOLDER:

MOLINA-VECTOR INVESTMENT TRUST

By:      Name:   Luis Enrique Molina G.          Title:   Trustee
               ---------------------------------        -------------------



WPIC:
WESTERN PACIFIC INVESTMENT CORP.


By:      Name:   STANLEY WEINER,                 Title:   President
               ---------------------------------        -------------------


         The Transaction contemplated by this Agreement has been reviewed and approved by Company on this 13th day of April, 2004


PENTHOUSE INTERNATIONAL, INC., A FLORIDA CORPORATION


By:      Name:    Claude Bertin                  Title:   Vice President
               ---------------------------------        -------------------





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